Exhibit 99.906CERT
CERTIFICATION
Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002
          The undersigned, the President and Treasurer of The Arbitrage Funds (the “Fund”), with respect to the Fund’s Form N-CSR for the period ended May 31, 2011 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
          1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
          2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.
Dated: July 31, 2011

/s/ John S. Orrico John S. Orrico

Exhibit 99.906CERT
CERTIFICATION
Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002
          The undersigned, the Chief Financial Officer of The Arbitrage Funds (the “Fund”), with respect to the Fund’s Form N-CSR for the period ended May 31, 2011 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
          1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
          2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.
Dated: July 31, 2011

/s/ Eric Kleinschmidt
Eric Kleinschmidt